UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): May 20, 2019
Ensco Rowan plc
(Exact name of registrant as specified in its charter)

England and Wales	1-8097	98-0635229
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6 Chesterfield Gardens
London, England W1J 5BQ
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: 44 (0) 20 7659 4660
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Ordinary Shares, U.S. $0.40 par value	ESV	New York Stock Exchange

TABLE OF CONTENTS

INFORMATION TO BE INCLUDED IN THE REPORT
Item 5.07 Submission of Matters to a Vote of Security Holders	2
SIGNATURE	5

Item 5.07 Submission of Matters to a Vote of Security Holders
(a) The Company held its 2019 Annual General Meeting in London, England on May 20, 2019.
(b) There were 437,388,656 shares entitled to vote at the meeting based on the March 25, 2019 record date, of which 361,703,758 shares, or approximately 82.69%, were present and voting in person or by proxy. The following matters, detailed descriptions of which are contained in the 2019 Proxy Statement, were voted on at the meeting:

(1) To re-elect Directors to serve until the 2020 Annual General Meeting of Shareholders:

a. J. Roderick Clark
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
292,115,605	2,354,616	856,855	66,376,682

b. Mary E. Francis CBE
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
292,610,113	2,096,380	620,583	66,376,682

c. C. Christopher Gaut
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
221,348,350	73,083,936	894,790	66,376,682

d. Keith O. Rattie
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
292,044,563	2,387,651	894,862	66,376,682

e. Paul E. Rowsey, III
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
289,281,723	5,141,352	904,001	66,376,682

f. Carl G. Trowell
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
291,750,700	2,928,221	648,155	66,376,682

(2) Because the Rowan Transaction (as defined in the proxy statement) was completed prior to the 2019
Annual General Meeting, Resolutions 2a. - e. were withdrawn and were not considered at the
Meeting.

(3) To elect Directors to serve until the 2020 Annual General Meeting of Shareholders.

a. Dr. Thomas Burke
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
292,726,628	1,874,197	726,251	66,376,682

b. William E. Albrecht
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
292,657,876	1,943,651	725,549	66,376,682

c. Suzanne P. Nimocks
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
292,930,046	1,717,710	679,320	66,376,682

d. Thierry Pilenko
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
291,144,366	3,477,931	704,779	66,376,682

e. Charles L. Szews
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
292,962,487	1,656,123	708,466	66,376,682

(4) To ratify the Audit Committee's appointment of KPMG LLP (U.S.) as our U.S. independent registered public accounting firm for the fiscal year ending 31 December 2019:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
354,030,603	6,522,690	1,150,465	N/A

(5) To appoint KPMG LLP (U.K.) as our U.K. statutory auditors under the U.K. Companies Act 2006 (to hold office from the conclusion of the 2019 Annual General Meeting of Shareholders until the conclusion of the next Annual General Meeting of Shareholders at which accounts are laid before the Company):

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
354,446,031	6,084,456	1,173,271	N/A

(6) To authorise the Audit Committee to determine our U.K. statutory auditors' remuneration:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
353,777,934	6,774,441	1,151,383	N/A

(7) A non-binding advisory vote to approve the Directors' Remuneration Report for the year ended 31 December 2018:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
288,306,461	5,146,156	1,874,459	66,376,682

(8) A non-binding advisory vote to approve the compensation of our named executive officers:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
286,237,989	7,254,982	1,834,105	66,376,682

(9) A non-binding advisory vote to approve the reports of the auditors and the directors and the U.K. statutory accounts for the year ended 31 December 2018:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
355,148,187	3,543,152	3,012,419	N/A

(10) To authorise the Board of Director to allot shares, the full text of which can be found in "Resolution 10" of the proxy statement:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
283,355,840	74,953,925	3,393,993	N/A

(11) To approve the general disapplication of pre-emption rights, the full text of which can be found in “Resolution 11” of the proxy statement:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
319,661,270	38,810,324	3,232,164	N/A

(12) To approve the disapplication of pre-emption rights in connection with an acquisition or specified capital investment, the full text of which can be found in “Resolution 12” of the proxy statement:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
330,194,756	27,927,358	3,581,644	N/A

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ensco Rowan plc

Date: May 20, 2019	/s/ Michael T. McGuinty Michael T. McGuinty Senior Vice President - General Counsel and Secretary

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